Exhibit 99

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Main Street Banks, Inc.	NASDAQ: MSBK

Cautionary Statement

A number of statements we will be making in our presentation and in the accompanying slides will be “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation act of 1995, such as statements of the Corporation’s goals, targets, plans, expectations, projections, estimates and intentions.  Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements.  Main Street Banks cautions readers that results and events subject to forward-looking statements could differ materially due to the following factors: possible changes in economic and business conditions; the ability of Main Street Banks to integrate recent mergers and attract new customers; possible changes in monetary and fiscal policies, laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of loans; the effects of changing interest rates and other risks and factors identified in the company’s filings with the Securities and Exchange Commission.

This investor presentation contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles (“GAAP”). Main Street Banks Inc.’s management uses these non-GAAP measures in their analysis of the Company’s performance. These measures adjust GAAP performance to exclude the effects of the amortization of intangibles in the determination of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on Main Street’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important to a proper understanding of the operating results of Main Street’s core businesses. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

The Momentum of a Market Leader

•                                          Who We Are

•                                          Where We’re Going

•                                          How We’ll Get There

Who We Are

•                                          MSBK Snapshot

•                                          Summary Results

•                                          Operating Performance

•                                          In the Market

Who We Are - MSBK Snapshot

Main Street Banks

•                                          Largest and highest performing community bank in metro Atlanta

•                                          Atlanta MSA: 3X the US average population growth rate

•                                          Unique position: High operating performance in a strong growth market filling a customer and market-demand void

•                                          26 banking offices in 17 high-growth communities

•                                          Assets of $1.9 billion

•                                          High operating performance: 85th percentile ROAA, 87th percentile ROAE and 85th percentile 5-year EPS growth*

•                                          Ranked 11th among all publicly traded US banks in 5-year total shareholder return **

•                                          Valuation opportunity relative to peers

•                                          Double digit internal growth annually combined with disciplined acquisition strategy

* All US banking companies $1-3 billion in assets as of March 31, 2003; excludes merger-related items

** As of December 31, 2002

Who We Are – Summary Results

QTD and YTD Highlights

	2Q03	YTD03
Earnings:	$6.4 Million	$12.1 Million
ROTA:	1.64%	1.68%
ROTE:	23.00%	21.32%
Net Interest Margin:	5.02%	4.99%
Efficiency Ratio:	53.85%	54.19%
NPAs to Assets:	0.38%	0.38%
Cash EPS:	$0.36	$0.71
Consensus EPS:	$0.35	$0.69

High Internal Growth

Five Year Internal CAGR  1997-2002*

Balance Sheet Items

Assets	13.1%
Loans	13.1%
Deposits	11.3%
Transaction deposits	17.4%
Equity	12.0%
Book value per share	12.5%

Income Statement Items

Net interest income	10.1%
Non-interest income	20.5%
Net revenue	12.4%
Non-interest expense	9.6%
Net income	17.5%
Diluted EPS	16.4%
Dividends per share	26.4%

* Excludes merger-related items

Who We Are – Operating Performance

Return on Average Assets*

[CHART]

* Excludes merger-related items

Return on Average Equity*

[CHART]

* Excludes merger-related items

Fee Income* as a Percentage of Net Revenue

[CHART]

	1998	1999	2000	2001	2002
Deposit Service Charges	$4,164,000	$4,672,000	$5,104,178	$5,993,263	$7,018,598
Insurance Commissions	1,527,000	1,764,000	2,301,917	2,677,347	3,929,643
Mortgage Origination Fees	1,425,000	1,346,000	1,130,131	2,130,011	2,576,023
All Other	1,979,000	2,118,067	2,652,047	3,310,936	5,423,061
Total Fee Income	$9,095,000	$9,900,067	$11,188,273	$14,111,557	$19,077,635

* Excludes one-time items

Net Interest Margin

[CHART]

Efficiency Ratio*

[CHART]

* Excludes merger-related items

Non-Performing Assets/Loans

[CHART]

Strong Asset Quality

•                                          Net charge-offs to loans have averaged 0.17% over the past five years

•                                          Non-performing assets to loans have averaged 0.43% over the past five years

•                                          98% of portfolio is secured (88% real estate)

•                                          61% of commercial real estate is owner-occupied

•                                          Largest loan relationship: < 1% of portfolio

•                                          Largest loan relationship: < 30% of legal limit

•                                          No shared national credits

Allowance for Loan Losses/Loans

[CHART]

Loan Mix

	1998	1999	2000	2001	2002
Consumer	10.3%	10.1%	8.6%	5.2%	4.4%
Residential Mortgage *	24.6%	22.4%	22.1%	18.3%	21.6%
Construction	18.3%	19.0%	20.4%	22.2%	24.1%
Commercial	10.4%	11.3%	13.2%	11.5%	12.4%
Comm’l Real Estate**	36.4%	37.2%	35.7%	42.8%	37.5%

* ARMs and short balloons; all fixed rate conventional mortgages are sold

** 61% owner occupied

Deposit Mix

	1998	1999	2000	2001	2002
Demand & Money Market	35.2%	42.2%	38.5%	45.4%	44.0%
Savings Deposits	5.7%	5.7%	5.0%	5.5%	4.3%
Total Transaction Deposits	40.9%	47.9%	43.5%	50.9%	48.3%
Time Deposits<$100,000	43.7%	38.9%	38.7%	32.3%	33.7%
Time Deposits>$100,000	15.4%	13.2%	17.8%	16.8%	17.9%
Total Time Deposits	59.1%	52.1%	56.5%	49.1%	51.7%

Who We Are – In the Market

Shareholder Information

NASDAQ:	MSBK
Share Price:	$24.99*
52 Week Range:	$25.75 to $15.95
Diluted Shares Outstanding:	19.5 Million
Market Capitalization:	$472.0 Million
Average Daily Volume:	20,000**
Forward P/E :	17.6
Total Assets:	$1.9 Billion

* As of July 22, 2003

** Last 90 days

Consensus EPS Estimates

Quarter End	Consensus EPS	High	Low	# of Estimates
Sept-03	$0.36	$0.36	$0.35	6

Year End	Consensus EPS	High	Low	# of Estimates
Dec-03	$1.42	$1.43	$1.40	6
Dec-04	$1.60	$1.62	$1.58	6

Covering Analysts

•                                          SunTrust Robinson Humphrey (Hold)

•                                          Morgan Keegan (Hold)

•                                          FTN Financial (Hold)

•                                          Raymond James & Associates (Strong Buy)

•                                          Sandler O’Neill & Partners (Hold)

•                                          Sterne, Agee & Leach (Hold)

Stock Performance

[CHART]

	Period Ending
Index	12/31/97	12/31/02	5 Yr CAGR
Main Street Banks, Inc.	100.00	225.96	17.7%
NASDAQ - Total US*	100.00	86.33	-2.9%
NASDAQ Bank Index*	100.00	120.61	3.8%

* Comparison of Cumulative Total Return Among MSBK, the NASDAQ Stock Market (US) and NASDAQ Bank Stocks

Consistent EPS Growth* and Cash Dividends Paid

[CHART]

* Excludes merger-related items

Historical Stock Price

[CHART]

Where We’re Going

•                                          Performance Objectives

•                                          Courses of Action

•                                          Market Dynamics

Where We’re Going – Performance

Performance Objectives

•                                          Cash ROTA of 1.60% and cash ROTE of 18.0%

•                                          Annual cash EPS growth of 12% to 15%

•                                          Dividend payout of 30% to 35%

•                                          Fee income ratio of 30% by 2005

•                                          Cash efficiency ratio of 50% by 2004

•                                          Maintain superior asset quality

•                                          Top quartile peer performance

Where We’re Going – Courses of Action

Courses of Action

•                                          Solidify our position as Atlanta’s market leader in community banking

•                                          Continue strong internal growth of loans and deposits

•                                          Target 80% internal growth and 20% via acquisition

•                                          Disciplined, limited, rational acquisition strategy

Where We’re Going – Dynamic Market

High-Growth Atlanta Market

•                                          Fastest projected growth rate of top 10 MSAs for 2000-2005

•                                          MSBK market area 2000-2005 population growth rate of 2.8% annually vs. Atlanta MSA growth rate of 2.5% vs. US growth rate of 0.9%

•                                          Atlanta MSA HH income average of $70,000 vs. US average of $58,400

•                                          Ranked first in employment growth from 1990-2000, creating 636,000 new jobs

•                                          Ranked in top 10 US cities for business expansion by Expansion Management Magazine (January 2002)

Population and Employment Growth Directions

[CHART]

Banking Office Locations

[CHART]

How We’ll Get There

•                                          The Right Strategies

•                                          The Right Team

•                                          The Right Market

•                                          The Right Initiatives

How We’ll Get There – The Right Strategies

Strategic Roadmap

•                                          Safeguard and maximize client retention in core markets

•                                          Annual facility expansion in Atlanta’s northern arc

•                                          Continue hiring relationship managers looking for an exciting and rewarding atmosphere

•                                          Develop presence inside Atlanta perimeter

•                                          Execute on 30% fee income and 50% efficiency plans

High Performance Culture

•                                          Superior shareholder returns

•                                          Significant sales incentives

•                                          Informal, candid, fun environment

•                                          Balance between urgency and deliberation

•                                          Continuous improvement

•                                          Refugee bankers (and customers)

Performance Drivers

•                                          29.2% insider ownership (management and board)

•                                          Significant incentives at all levels, all units

•                                          100% incentive opportunity for all relationship managers

•                                          Goals and measurements for each individual, branch, unit and business line

•                                          Sales culture and values structure

•                                          Broad-based stock compensation plan

How We’ll Get There – The Right Team

Strong Management Team

Executive	Position	Years in Banking

Edward C. Milligan	Chairman & CEO	35
Samuel B. Hay III	President & COO	17
Max S. Crowe	EVP & CBO	29
Robert D. McDermott	EVP & CFO	23
John T. Monroe	EVP & CCO	17

23 Years - average tenure of production staff

How We Pay Senior Management

•                                          Base salaries near peer group medians

•                                          Annual cash and stock incentives are performance-based

•                                          2003 incentive structure:

•                                          EPS growth

•                                          Loan growth

•                                          Transaction deposit growth

•                                          Net charge-offs

•                                          Safety and soundness

How We Pay

Our Relationship Managers

•                                          Meritocracy: pay for performance

•                                          Base salaries and cash incentives based on performance

•                                          Annual cash incentives of up to 100% of base

•                                          Incentives based on loans, transaction deposits, fee income referrals and portfolio quality

•                                          Weekly and monthly calling and production goals set by job grade

•                                          Excessive loan losses can eliminate all cash incentives

How We’ll Get There – The Right Market

Small Business Niche

•                                          Focus on small business banking

•                                          61% of loans are to small businesses and professionals

•                                          10 largest relationships are with small businesses with an average tenure of 23 years

•                                          Serve as the surrogate CFO

•                                          SBA preferred lender

Atlanta Banking Deposits

Market Position	Institution	Headquarters	Deposits (000’s *%)%

1	Wachovia	Charlotte	14,677,400	23.62
2	Bank of America	Charlotte	10,275,800	16.54
3	SunTrust	Atlanta	9,841,900	15.84
4	SouthTrust	Birmingham	4,059,700	6.53
5	Synovus	Columbus	2,634,600	4.24
6	Regions	Birmingham	2,604,000	4.19
7	BB&T	Winston-Salem	2,039,100	3.28
8	NetBank	Atlanta	1,792,600	2.88
9	Main Street	Atlanta	1,204,000	1.94
10	Royal Bank of Canada	Toronto	885,500	1.43

* As of June 30, 2002

How We’ll Get There – The Right Initiatives

Fee Income:
Thirty Percent by 2005

•                                          Deposit service charges to keep pace with transaction account growth

•                                          Grow insurance revenues 20%+ internally per year

•                                          Acquiring insurance agencies within banking footprint

•                                          Grow brokerage assets under account from $75 million to $500 million (50 basis points revenue)

•                                          Mortgage strategy complementary to construction lending

•                                          Enhancing cash management services for small business customers

•                                          Internal consulting projects focusing on banking fee income

Efficiency Ratio:
Fifty Percent by 2004

•                                          Driven by enhanced fee income revenue and spread revenue plans

•                                          Tightly managed expense growth

•                                          Further emphasis on increased automation

•                                          Disciplined structure for all staff adds

•                                          Centrally managed contract office

•                                          Centralized vendor management with negotiated discounts

Disciplined Acquisitions

•                                          Targeting 20% of overall growth

•                                          25 opportunities and only three closed deals in last three years

•                                          Rational partners focused on high performance versus high short-term nominal value

•                                          Targeted to high-growth, high-wealth Atlanta communities

•                                          No dilution to asset quality

•                                          Fee income enhancements

First Colony Bancshares

•                                          Total value - $100.3 million; 2,600,000 Main Street common shares and $45 million cash

•                                          $325 million in assets; eighteen years old

•                                          Loans grew at a compound average growth rate of 22.1% over the last 30 months, deposits 18.8%, & assets 20.5%

•                                          Year-end 2002 ROAA – 1.63%, ROAE – 22.18%, Efficiency Ratio – 44.52%, & Net Charge-offs/Average Loans – 0.02%

•                                          Strong management and asset quality

•                                          Leverage acquisition with complementary branching

What Others Are Saying About Main Street Banks

•                                          Featured by Bloomberg TV as “Little Giant”

•                                          13th Top performing Georgia company, Atlanta Journal-Constitution, 2003

•                                          5th Largest SBA lender in Georgia, US Small Business Administration, 2002

•                                          Included in the Russell 2000 Index in 2001

•                                          Ranked 2nd among all publicly traded companies in Georgia for 5-year dividend growth at 25.6% per Atlanta Journal-Constitution

•                                          Listed as 54th fastest growing small business by Fortune Small Business magazine

Why Invest in Main Street?

•                                          High performance bank with strong internal growth rate and disciplined acquisition strategy

•                                          Solid franchise in the dynamic metro Atlanta market

•                                          Filling a growing competitive void

•                                          Focused on small businesses and professionals

•                                          Gaining market share via internal growth

•                                          Experienced management team

•                                          Valuation opportunity relative to national peers

Valuation Opportunity to National Peers

Rank	Name	Symbol	Total Assets Billions	Price	Consensus Earnings**	Forward P/E	PEG Ratio	Performance Rank *
1	UCBH Holdings	UCBH	$4.9	$30.17	$1.34	22.51	1.103	6
2	SouthWest Bank	SWBT	$5.1	$35.31	$1.89	18.68	1.140	9
3	East West Bancorp	EWBC	$3.5	$42.77	$2.29	18.68	1.033	8
4	Main Street	MSBK	$1.9	$24.99	$1.42	17.60	1.259	3
5	Valley National	VLY	$9.5	$27.45	$1.59	17.26	2.068	2
6	Westamerica	WABC	$4.4	$44.87	$2.83	15.86	1.883	1
7	Alabama National	ALAB	$3.6	$49.52	$3.13	15.82	1.426	10
8	Sterling	SBIB	$3.4	$12.22	$0.78	15.67	1.047	4
9	Sandy Spring	SASR	$2.7	$31.25	$2.10	14.88	1.422	5
10	Southern Fin Grp	TSFG	$9.0	$24.75	$1.70	14.56	1.431	7

	Peer Average		$5.1	$33.15	$1.96	17.10	1.395	5.8
	Top Third		$4.5	$36.08	$1.84	19.96	1.092	7.7

Main Street Bank @ Peer Average Forward P/E				$24.29
Main Street Bank @ Peer Top Third Forward P/E				$28.34

* Based on first quarter 2003 ROTA and ROTE; excludes merger related expenses

** As of July 22, 2003

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